EXHIBIT 10.17

[Spanish and English translation of the Renewed San Sebastian Gold Mine Exploitation Concession/License (Renewed SSGM).]

MINISTERIO DE ECONOMIA
REPUBLICA DE EL SALVADOR, C.A.


                                   San Salvador, 18 de Agosto de 2003


ACUERDO No. 741


              EL ORGANO EJECUTIVO EN EL RAMO DE ECONOMIA


     Vistas las diligencias promovidas por el Doctor JOSE ANTONIO ALFARO CASTRO, mayor de edad, Abogado, de este domicilio, actuando en Calidad de Apoderado General Judicial, de la Sociedad "COMMERCE GROUP CORP.", referidas a que de conformidad a la Ley de Mineria se le otorgue la obtencion de Concesion para la explotacion de Minerales, en los yacimientos de minerales metalicos de oro y plata, conocidos como "MINAS SAN SEBASTIAN", existentes en un inmueble propiedad de "MINERAL SAN
SEBASTIAN, S.A. DE C.V."   de una extension superficial de UNO PUNTO
VEINTITRES KILOMETROS CUADRADOS, ubicada en la Hacienda San Sebastian y San Sebastian El Coyolar, Jurisdiccion de Santa Rosa de Lima, Departamento de la Union, identificada en la hoja cartografica numero 2656-IV NW, conocida como Santa Rosa de Lima; y


CONSIDERANDO:

I.- Que esta comprobada en autos, la existencia legal de la mencionada sociedad, la personeria jurdica con que actua el solicitante y la disponibilidad del inmueble donde se encuentran los minerales.

II.- Que la Direccion de Hidrocarburos y Minas, ordeno las publicaciones de Ley, no habiendose presentado, dentro del termino legal, ninguna oposicion; y despues de verificado el tramite de ley correspondiente, y comprobado el cumplimiento de los requisitos que la misma establece, ha elevado las diligencias al Ministerio de Economia con dictamen favorable a lo solicitado, recomendando que la concesion se otorgue por el termino de VEINTE ANOS.


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MINISTERIO DE ECONOMIA
REPUBLICA DE EL SALVADOR, C.A.


POR TANTO:

     De conformidad a lo dispuesto en el Art. 43 de la Ley de Mineria y 34 de su reglamento.


ACUERDA:

     1) Otorgar a la SOCIEDAD "COMMERCE GROUP CORP", concesion por el termino de VEINTE ANOS, contados a partir de la vigencia del presente Acuerdo, para la explotacion de los yacimientos de minerales metalicos de oro y plata, conocidos como "MINAS SAN SEBASTIAN", existentes en un inmueble propiedad de Mineral "SAN SEBASTIAN, S.A. DE C.V." , de una extension superficial de UNO PUNTO VEINTITRES KILOMETROS CUADRADOS, situada en la Hacienda San Sebastian y San Sebastian El Coyolar, jurisdiccion de Santa Rosa de Lima, Departamento de La Union, identificada en la hoja cartografica numero 2656- IVNW, conocida como Santa Rosa de Lima.

     2) La presente Concesion confiere al Titular, dentro de los limites de su area, y bajo las condiciones establecidas, la facultad exclusiva de extraer, procesar, transportar los minerales, para los cuales ha sido otorgada.

     3) La explotacion y procesamiento de los minerales, debera realizarse de acuerdo a las exigencias de la tecnica e ingenieria de minas; de manera tal, que se prevengan, controlen, minimicen y compensen los efectos negativos que puedan causarse al medio ambiente; en tal sentido, se deberan tomar las medidas inmediatas y necesarias para evitar
o reducir tales efectos y compensarlos con acciones de rehabilitacion o restablecimiento.

     4) La Titular en referencia quedara sujeta a las obligaciones siguientes:

     a) La explotacion de la mina, debera realizarse bajo las condiciones siguientes:

Explotacion a cielo abierto:

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MINISTERIO DE ECONOMIA
REPUBLICA DE EL SALVADOR, C.A.


     i) La extraccion del material debera realizarse conformando bancos descendentes escalonados. La plataforma o anchura de los bancos debera, ser tal que permita realizar las operaciones necesarias, como extraccion de material, carga y transporte; ademas, deben presentar pendiente minima hacia adentro de la plataforma.

    ii) La altura de los bancos, debera ser tal que permita la estabilidad de los mismos, con un angulo de reposo adecuado al material de corte;

   iii) Mantener un control de los frentes de trabajo, que permita el saneo y limpieza de estos, eliminando rocas inestables o sueltas, para evitar posibles derrumbes;

    iv) Las operaciones con explosivos, deben de ser debidamente planificadas y realizadas por personal competente, de tal manera que se evite el exceso de proyecciones de roca, o que genere inestabilidad en los frentes de trabajo no sujetos a esa operacion;

     v) Para el control de la escorrentia superficial, construir contra cunetas al pie de talud de cada banco, con el objeto de orientar dichas aguas a una red de drenaje principal para llevar dichas aguas a pozos sedimentadores.

    vi) Cuando los frentes de trabajo esten proximos a trabajos subterraneos, no permitir que se avance hasta una linea vertical sobre el trabajo subterraneo, hasta establecer que no representa un peligro para las personas que trabajan bajo tierra o cielo abierto.

Explotacion subterranea.

   vii) Las obras subterraneas deberan tener un soporte o reforzamiento adecuado, para la seguridad de las personas que permanezcan en la cavidad y la proteccion de los equipos que alli se encuentren;

  viii) Los tuneles en donde se efectuen trabajos, deberan ser equipados y mantenidos de tal manera que los trabajadores puedan trabajar y circular por ellos con el minimo riesgo,


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MINISTERIO DE ECONOMIA
REPUBLICA DE EL SALVADOR, C.A.


asi mismo deberan senalizarse para facilitar la orientacion de los trabajadores;

    ix) Las labores subterraneas de acceso autorizado deberan mantener un sistema de ventilacion o iluminacion en forma adecuada, que permita mantener un margen suficiente de seguridad y salud para los trabajadores;

     x) Toda labor subterranea debera tener acceso a superficie mediante al menos dos salidas diferentes, solidamente establecidas, adecuadamente senalizadas y facilmente accesibles para los trabajadores del interior; cuando la circulacion por estas salidas requiera un esfuerzo de los trabajadores, debera equiparse con medios mecanicos de transporte del personal.

    xi) Inspeccionar periodicamente la estabilidad de los tuneles y de su reforzamiento;

     b) Construir las presas de relaves, los depositos de esteriles, botaderos y pilas de lixiviacion en el proceso de Heap Leaching, con las normas geotecnicas necesarias, de manera que se asegure su estabilidad, drenaje y seguridad hacia el medio ambiente y la poblacion cercana al proyecto debiendo establecer un programa de mantenimiento, de dichas obras.

     c) Presentar en un plazo no mayor de seis meses un estudio hidrogeologico del area donde funcionan las presas de relave en el Plantel San Cristobal, en el que se especifique la direccion de flujo y profundidad del agua subterranea, y en base a eso establecer la ubicacion de los pozos de monitoreo;

     d) Establecer un programa de monitoreo de cianuro libre, para el agua de lavado del material agotado procedente del procesamiento de Heap Leaching.

     e) Establecer drenajes adecuados para el agua procedente de los tuneles de trabajo que las conduzcan a lagunas de neutralizacion.

     f) Las viviendas que se encuentran dentro del area concesionada deberan ser reubicadas;

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MINISTERIO DE ECONOMIA
REPUBLICA DE EL SALVADOR, C.A.


     g) Cumplir con el Programa Tecnico de Explotacion establecido o presentar las modificaciones si las hubiere que complemente o sustituyan al programa original.

     h) Presentar anualmente un informe sobre el desarrollo de la explotacion, de acuerdo a lo establecido en el Art. 25 letra, de la Ley de Mineria;

     i) Permitir las labores de inspeccion y auditorias de parte de los Delegados del Ministerio y la Direccion;

     j) Cumplir con el Pago de Regalias y Canones Superficiales, de conformidad a lo establecido en los Articulos 65, 66 y 67 de la Ley de Mineria; Ademas cumplir con sus obligaciones fiscales de acuerdo a lo que las leyes respectivas establecen;

     k) Capacitar personal tecnico nacional y establecer programas de seguridad minera, a la vez dotar al personal del equipo de seguridad industrial necesario, para la proteccion en la realizacion de las labores mineras;

     l) La concesionaria debera cumplir con la obligacion de preservar el medio ambiente; asimismo, con las demas obligaciones que se deriven de la Ley de Mineria y su Reglamento, en presente Acuerdo y el Contrato de Concesion, asi como la Legislacion en materia laboral y otras normas que le fuesen aplicables;

     m) La explotacion de la mina debera realizarse bajo la direccion tecnica de Ingenieros de minas;

     n) Presentar a esta Direccion el Manual de Seguridad Minera, dentro del primer ano de otorgada la concesion, para su aprobacion;

     o)  Cumplir con lo establecido en el Manual de Seguridad Minera;

     p) Renovar oportunamente la fianza o garantia de fiel cumplimiento a favor del Estado.

     5) El presente Acuerdo debera ser aceptado por escrito por la Titular, en el termino de ocho dias, contados desde el dia siguiente de su notificacion; Caso contrario se revocara.


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MINISTERIO DE ECONOMIA
REPUBLICA DE EL SALVADOR, C.A.


     6) La concesion que por medio de este Acuerdo se concede queda condicionada al otorgamiento del Contrato a que se refieren los Articulos 44 de la Ley de Mineria y 35, 36 y 37 de su Reglamento; para este efecto, una vez publicado en el Diario oficial el presente Acuerdo a costa del interesado, la sociedad "COMMERCE GROUP CORP", debera presentar al Ministerio de Economia un proyecto del Contrato que senalan dichos Articulos, indicando el nombre del Notario y las obligaciones aqui especificadas, ante cuyos oficios se otorgara.

     7) El presente Acuerdo entrara en vigencia a partir del dia de su publicacion en el Diario Oficial. COMUNIQUESE



                       Sello           MIGUEL E. LACAYO
                                       MINISTRO


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[English translation of the Renewed San Sebastian Gold Mine Exploitation
Concession/License (Renewed SSGM).]


MINISTRY OF ECONOMY
REPUBLIC OF EL SALVADOR

                                         San Salvador, August 18, 2003

AGREEMENT NO. 741

          THE EXECUTIVE IN THE ECONOMIC BRANCH

     Seeing the paper work processing carried out by Doctor Jose Antonio Alfaro Castro, adult, Lawyer of this domicile, acting in the quality of holder of a General Legal Power of Attorney, for the company "Commerce Group Corp", referring to the fact that in conformance with the Mining Law the concession is granted for the exploitation of minerals in the metallic mineral deposits of gold and silver, known as "San Sebastian Mines", existing on an immovable property of "San Sebastian Minerals, S.A. de C.V." with a surface extension of ONE POINT TWENTY THREE KILOMETERS SQUARED, located on the Hacienda San Sebastian and San Sebastian El Coyolar, Jurisdiction of Santa Rosa de Lima, Department of La Union, identified on the cartographic sheet number 2656-IV, known as Santa Rosa de Lima; and

CONSIDERING:

I.- That the legal existence of the mentioned company is proven in official documents, the legal personage with which the requestor acts and the availability of the property where the minerals are found.

II.- That the Directorate of Hydrocarbons and Mines ordered the publication under the law, not having presented within the legal term, any opposition; and after verifying the corresponding procedures of law, and having proven the fulfillment of the requirements that the same establishes, has raised the affair to the Ministry of Economy with a favorable report on what was requested, recommending that the concession be granted for a term of twenty years.

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MINISTRY OF ECONOMY
REPUBLIC OF EL SALVADOR



THEREFORE,

     In conformance with what is disposed in Article 43 of the Mining Law and 34 of its Regulation.

IT IS AGREED:


     1) Grant to the Company "COMMERCE GROUP CORP.", A CONCESSION FOR THE TERM OF TWENTY YEARS, counting from the entering into force of the present Agreement for the exploitation of the metallic mineral deposits of gold and silver known as "SAN SEBASTIAN MINES", existing on an unmovable property of "Mineral San Sebastian S.A. de CV.", over a surface extension of ONE POINT TWENTY THREE SQUARE KILOMETERS, located on the Hacienda San Sebastian and San Sebastian El Coyolar, Jurisdiction of Santa Rosa de Lima, Department of La Union, identified on the cartographic sheet number 2656-IVNW, known as Santa Rosa de Lima.

     2) The present Concession confers on the titleholder, within the limits of its area, and under the conditions established, the exclusive faculty to extract, process, and transport the minerals for which it has been granted;

     3) The exploitation and processing of the minerals should be carried out in accordance with the technical and engineering exigencies of mining; in such a manner, that it prevents, controls, minimizes and compensates the negative effects that can be caused to the environment; in such a sense, the necessary and immediate measures should be taken to avoid or reduce such effects and compensate them with actions of rehabilitation or re-establishment.

     4) The titleholder in reference will remain subject to the following obligations:

     a) The exploitation of the mine should be done under the following conditions:

Open pit exploitation:

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MINISTRY OF ECONOMY
REPUBLIC OF EL SALVADOR

     i) The extraction of the material should be done in conformance with stepped descending banks. The platform or width of the banks should be such that they allow carrying out the necessary operations, such as extraction of minerals, loading and transport; besides they should have a minimum slope toward the inside of the platform;

    ii) The height of the banks should be such that it allows for their stability with an angle of repose adequate for the cut material;

   iii) Maintain control of the work fronts to allow their sanitation and cleaning, eliminating unstable or loose rocks to avoid possible cave ins;

    iv) Operations with explosives should be duly planned and carried out with competent personnel in such a manner to avoid excessive shooting of rocks or generating instability in the work fronts not subject to that operation;

     v) For control of the surface runoff, counter trenches should be built at the foot of the embankment of each bank with the object of directing such water to a main drainage network to take said waters to sedimentation wells;

    vi) When work faces are near to underground works it is not allowed to advance up to a vertical line over the underground work until establishing that it does not represent a danger for the persons that work under ground or in open pit.

Underground Exploitation

   vii) The underground works should have an adequate support or reinforcement for the security of the personnel that remain in the adit and the protection of the equipment that is found there;

  viii) The tunnels where works are done should be equipped and maintained in such a manner that the workers can work and circulate through these with the minimum risk,

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MINISTRY OF ECONOMY
REPUBLIC OF EL SALVADOR

also signs should be put up to facilitate the orientation of the workers;

    ix) The underground works of authorized access should maintain a ventilation system and illumination in good form.

     x) All underground work should have access to surface by means of at least two different exits, solidly established adequately signed, and easily accessible by the workers of the interior; when circulation through these exits requires an effort by the workers, they should be equipped with mechanical means of personnel transport;

     xi) Inspect periodically the stability of the tunnels and their reinforcement;

     b) Build the rewash dams, the deposits of sterile ore, dumps and leaching pads in the process of heap leaching with the necessary geotechnical standards in such a manner that it assures its stability, drainage and security toward the environment and the population nearby to the project; duly establishing a maintenance program for said works.

     c) Present, in a term no greater than two months, a hydrogeologic study of the area where the rewash dams function in the San Cristobal Plant, in which is specified the direction of flow and depth of underground water and based on this establish the location of the monitored wells;

     d) Establish a monitoring program for free cyanide of the water from washing the processed material coming from the heap leaching process.

     e) Establish adequate drainage for the water coming from the work adits that conducts it to neutralization lagoons.

     f) The housing that is found within the area of the concession should be relocated;


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MINISTRY OF ECONOMY
REPUBLIC OF EL SALVADOR


     g) Comply with the established Technical Exploitation Program or present the modifications if there are any that complement or substitute the original program.

     h) Present an annual report on the development of the exploitation in accordance with what is established in Article 25 letter of the Mining Law;

     i) Allow the inspection works and auditing on the part of Delegates from the Ministry and the Directorate;

     j) Comply with the Payment of Royalties and Surface Taxes, in conformance with what is established in Articles 65, 66 and 67 of the Mining Law, besides complying with the fiscal obligations in accordance with what the respective laws establish;

     k) Train national technical personnel and establish programs of mining security at the same time give to the personnel the necessary industrial safety equipment for their protection in carrying out mining work;

     l) The concession holder should comply with the obligation to preserve the environment; as well as with the other obligations that derive from the Mining Law and its Regulations, the present Agreement and the Concession Contract, as well as the Legislation in labor matters and other standards that may be applicable;

     m) The exploitation of the mine should be carried out under the technical management of mining engineers;

     n) Present to this Directorate, the Mining Security Manual within the first year of granting the concession, for its approval;

     o)  Comply with what is established in the Mining Security Manual;

     p) Renew on a timely basis the bond or guarantee of faithful fulfillment in favor of the State;

     5) The present Agreement should be accepted in writing by the titleholder within the term of eight days counting from the day following its notification; in the contrary case it will be revoked.

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MINISTRY OF ECONOMY
REPUBLIC OF EL SALVADOR

     6) The Concession that by means of this Agreement is conceded remains conditioned on the granting of the Contract to which Articles 44 of the Mining Law and 35 and 36 and 37 of its Regulation refer; for this purpose, once published in the Federal Register (Diario Oficial), the present Agreement, at the cost of the interested party, the company "Commerce Group Corp", should present to the Ministry of Economy a Draft Contract that indicates said Articles, indicating the name of the Notary and the obligations here specified, before whose office it will be granted.

     7) The present Agreement will enter into force starting from the day of its publication in the Federal Register (Diario Oficial).
COMMUNICATE IT.



                             SIGNATURE
                         MIGUEL E. LACAYO
                             MINISTER